                            AGREEMENT OF EXCHANGE

     This Agreement is dated May 10, 1996, and made by and between HarCor Energy, Inc., a Delaware corporation (hereinafter call "HarCor") and South Coast Exploration Company, a Texas corporation (hereinafter called "South Coast");

                                R E C I T A L S:

     1. HarCor has entered into, and may hereafter enter into, agreements concerning the conduct by and participation of HarCor and certain third parties in a 3-D survey now or to be more particularly described in such agreements (each such agreement, together with any joint operating agreement or other related agreements, as heretofore or hereafter amended, being herein called a "HarCor Participation Agreement").

     2. South Coast has entered into, and may hereafter enter into, agreements concerning the conduct of and participation of South Coast and certain third parties in a 3-D Survey now or to be more particularly described in such agreements (each such agreement, together with any joint operating agreement or other related agreements, as heretofore or hereafter amended, being herein called a "South Coast Participation Agreement").

     3. HarCor desires to acquire a portion of South Coast's interest in and obligations under one or more South Coast Participation Agreements, and South Coast desires to acquire a portion of HarCor's interest in and obligations under one or more HarCor Participation Agreements; HarCor and South Coast have agreed to effectuate the foregoing by entering into this Agreement and consummating the transactions contemplated herein.


                               A G R E E M E N T:

     NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HarCor and South Coast do hereby act, agree and covenant as follows:

     1. Definitions. As used herein, the following terms shall have the following meanings:

           "Affiliate" means, with respect to any Person: (a) any other Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such Person, (b) any other Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, and (c) any other Person directly or indirectly controlling, controlled by or under common control with such Person.

           "Closing" means any date that a HarCor/South Coast Assignment and a South Coast/HarCor Assignment are executed in exchange for one another pursuant hereto.

           "HarCor/South Coast Assigned Rights and Interests" means the rights and interests in and under any one or more HarCor Participation Agreement to be assigned to South Coast pursuant hereto.

           "HarCor/South Coast Assignment Effective Time" means the effective date or effective time, as independently defined in each HarCor/South Coast Assignment.

           "HarCor/South Coast Assignment" means the Assignment and Consent Agreement (HarCor to South Coast) by and between HarCor, South Coast and any third party to the subject HarCor Participation Agreement whereunder
     (a) HarCor will assign to South Coast any HarCor/South Coast Assigned Rights and Interests, (b) it is specified how, as between HarCor and South Coast, the HarCor Participation Rights are to be exercised and enjoyed, and (c) any third party to the subject HarCor Participation Agreement consents, to the extent necessary or advisable, to such transaction.

           "HarCor Participation Rights" means any rights and remedies granted to or otherwise created in favor of HarCor under any HarCor Participation Agreement.

          "South Coast/HarCor Assigned Rights and Interests" means the rights and interests in and under any South Coast Participation Agreement to be assigned to HarCor pursuant hereto.

          "South Coast/HarCor Assignment" means the Assignment and Consent Agreement (South Coast to HarCor) by and between South Coast, HarCor and any third party to the subject South Coast Participation Agreement whereunder (a) South Coast will assign to HarCor any South Coast/HarCor Assigned Rights and Interests, (b) it is specified how, as between South Coast and HarCor, the South Coast Participation Rights are to be exercised and enjoyed, and (c) any third party to the subject South Coast Participation Agreement, to the extent necessary or advisable, consents to such transaction.

          "South Coast/HarCor Assignment Effective Time" means the effective time or effective date, as independently defined in each South Coast/HarCor Assignment.

          "South Coast Participation Rights" means the rights and remedies granted to or otherwise created in favor of South Coast under any South Coast Participation Agreement.

          "Person" means, an individual, corporation, partnership, limited liability company, association, joint stock company, pension fund, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or government unit or any agency or subdivision thereof, or any other legally recognized entity.

     2. (a) Property to be Exchanged by HarCor. HarCor agrees to transfer and South Coast agrees to acquire, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, certain HarCor/South Coast Assigned Rights and Interests that are comparable in terms of capital exposure and reserve potential to certain South Coast/HarCor Assigned Rights and Interest to be exchanged therefor.

          (b) Property to be Exchanged by South Coast. South Coast agrees to transfer and HarCor agrees to acquire, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, certain South Coast/HarCor Assigned Rights and Interests that are comparable in terms of capital exposure and reserve potential to certain HarCor/South Coast Assigned Rights and Interests to be exchanged therefor.

          (c) Determination of Rights and Interests to be Exchanged. HarCor and South Coast shall utilize good faith efforts to, on or before December 31, 1996, identify and mutually agree upon certain HarCor/South Coast Assigned Rights and Interests that are comparable, in terms of capital exposure and reserve potential, to certain South Coast/HarCor Assigned Rights and interests. Once one set of such comparable items is identified, the parties may, but are not obligated to, mutually identify and agree upon additional items of comparable capital exposure and reserve potential to be exchanged pursuant hereto.

     3. Consideration. The consideration for the HarCor/South Coast Assigned Rights and interest shall be the South Coast/HarCor Assigned Rights and interests, and the consideration for the South Coast/HarCor Assigned Rights and Interests shall be the HarCor/South Coast Assigned Rights and Interests. Further consideration for the transactions contemplated herein are the assumptions and reimbursement obligations contained in Section 9, below.

     4.  Representations of HarCor.  HarCor represents to South Coast that:

          (a) HarCor is a corporation duly organized and legally existing under the laws of the State of Delaware. HarCor has full power to enter into and perform its obligations under this Agreement and has taken all appropriate action to authorize entering into this Agreement and performance of its obligations hereunder. Other than requirements (if any) that there be obtained from third parties consents to assignment (the "Consents") or waivers of preferential rights to purchase (the "Preferential Rights"), and except for approvals ("Routine Governmental Approvals") required to be obtained from governmental entities who are lessors under leases forming a part of the HarCor/South Coast Assigned Rights and Interests (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing and which HarCor has no reason to believe cannot be obtained, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any material default under any material agreement or instrument to which HarCor is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to HarCor. This Agreement constitutes, and the HarCor/South Coast Assignments provided for herein to be delivered by HarCor will, when executed and delivered, constitute, the legal, valid and binding obligation of HarCor, enforceable in accordance with their terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

          (b) There are not suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to the best of HarCor's knowledge, threatened) which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (c) HarCor is a knowledgable purchaser, owner and operator of oil and gas properties, has the ability to evaluate any South Coast/HarCor Assigned Rights and Interests for purchase, and shall acquire the South Coast/HarCor Assigned Rights and Interests for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933 as amended (and the rules and regulations pertaining thereto) or in violation of any other applicable securities laws, rules or regulations.

THIS EXPRESS REPRESENTATIONS OF HARCOR CONTAINED IN THIS SECTION OR IN ANY HARCOR/SOUTH COAST ASSIGNMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND HARCOR EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE HARCOR ASSIGNED RIGHTS AND INTERESTS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE AND SOUTH COAST SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE HEREIN, HARCOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO SOUTH COAST IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO SEISMIC OR GEOLOGICAL MATTERS, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE HARCOR/SOUTH COAST ASSIGNED RIGHTS AND INTERESTS OR THE ABILITY OR THE POTENTIAL OF THE HARCOR ASSIGNED RIGHTS AND INTERESTS TO PRODUCE HYDROCARBONS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO SOUTH COAST BY HARCOR OR BY HARCOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) HERETOFORE OR HEREAFTER FURNISHED BY HARCOR OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO SOUTH COAST ARE AND SHALL BE PROVIDED SOUTH COAST AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST HARCOR AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT SOUTH COAST'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.


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
     5. Representations of South Coast. South Coast represents to HarCor that:

          (a) South Coast is a corporation duly organized and legally existing under the laws of the State of Texas. South Coast has full power to enter into and perform its obligations under this Agreement and has taken all appropriate action to authorize entering into this Agreement and performance of it obligations hereunder. Other than requirements (if any) that there be obtained from third parties Consents or waivers of Preferential Rights and except for Routine Governmental Approvals which are customarily obtained post-closing and which South Coast has no reason to believe cannot be obtained, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with terms hereof, will result in any default under any material agreement or instrument to which South Coast is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to South Coast. This Agreement constitutes, and the South Coast/HarCor Assignments provided for herein to be delivered by South Coast will, when executed and delivered, constitute, the legal, valid and binding obligation of South Coast, enforceable in accordance with their terms, except at limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

          (b) There can be no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to the best of South Coast's knowledge, threatened) which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (c) South Coast is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate the HarCor/South Coast Assigned Rights and Interests for purchase, and shall acquire the HarCor/South Coast Assigned Rights and Interests for his own account and not with the intent to make a distribution in violation of the Securities Act of 1993 as amended (and the rules and regulations pertaining thereto) or in violation of any other applicable securities laws, rules, or regulations.

THE EXPRESS REPRESENTATIONS OF SOUTH COAST CONTAINED IN THIS SECTION OR IN ANY SOUTH COAST/HARCOR ASSIGNMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND SOUTH COAST EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE SOUTH COAST/HARCOR ASSIGNED RIGHTS AND INTERESTS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR
PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY
OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE HARCOR SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS"
CONDITION. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE HEREIN, SOUTH COAST MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS,
INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO HARCOR IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO ANY SEISMIC OR GEOLOGICAL MATTERS, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE SOUTH COAST/HARCOR ASSIGNED RIGHTS AND INTERESTS OR THE ABILITY OR POTENTIAL OF THE SOUTH COAST/HARCOR ASSIGNED RIGHTS AND INTERESTS TO PRODUCE HYDROCARBONS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO HARCOR BY SOUTH COAST
OR BY SOUTH COAST'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) HERETOFORE OR HEREAFTER FURNISHED BY SOUTH COAST OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO HARCOR ARE AND SHALL BE PROVIDED HARCOR AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SOUTH COAST AND ANY

RELIANCE ON OR USE OF THE SAME SHALL BE AT HARCOR'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

     6. Preferential Rights and Consents.

          (a) HarCor shall use reasonable efforts, consistent with industry practices in transactions of this type, to identify any Preferential Rights or Consents which would be applicable to the HarCor Assigned Rights and Interests and/or the transactions contemplated hereby; in attempting to identify such Preferential Rights and Consents, HarCor is in no event obligated to go beyond its own records. HarCor shall have no obligation other than to so attempt to identify such Preferential Rights or Consents. Notwithstanding the foregoing, to the extent any Preferential Right applicable to any HarCor/South Coast Assigned right and Interest (or portion thereof) is identified after the date hereof and is triggered by this Agreement or by the transactions contemplated hereby and further is validly and properly exercised by a third party or third parties after the Closing. South Coast shall, at its option, either (a) convey the specific HarCor/South Coast Assigned Right and Interest affected by such Preferential Right to the exercising third party or third patires, or (b) reconvey the specific HarCor/South Coast Assigned Right and Interest affected by such Preferential Right to HarCor, who shall then be responsible for conveying the affected HarCor/South Coast Assigned
     Right and Interest to the exercising third party or third parties; in either event, South Coast shall be entitled, as its sole remedy against HarCor, to any consideration paid by such party or parties on account of the post-Closing exercise of any Preferential Right affecting the HarCor/South Coast Assigned Right and Interest. HarCor and South Coast hereby recognize that any Preferential Right shall apply only to the specific property described in the instrument creating same, and shall in no event be construed to apply to all, or any group of, the HarCor/South Coast Assigned Right and Interest, other than the specific property described in the instrument creating the Preferential Right. To the extent any Consent that is triggered by the transactions contemplated hereby is not properly secured prior to the Closing, HarCor shall use all reasonable efforts to secure any such Consent of which it becomes aware (whether such Consents were identified before or after Closing), and to the extent HarCor does so, South Coast shall have no legal redress against HarCor relating to any Consent (or the failure to obtain same).

          (b) South Coast shall use reasonable efforts, consistent with industry practices in transactions of this type, to identify any Preferential Rights and Consents which would be applicable to the South Coast/HarCor Assigned Right and Interests and/or the transactions contemplated hereby; in attempting to so identify Preferential Rights and Consents South Coast is in no event obligated to go beyond its own records. South Coast shall have no obligation other than to so attempt to identify such Preferential Rights or Consents. Notwithstanding the foregoing, to the extent any Preferential Right applicable to a South Coast/HarCor Assigned Rights and Interests (or portion thereof) is identified after the date hereof and is triggered by this Agreement or by the transactions contemplated hereby and further is validly and properly exercised by a third party or third parties after the Closing, HarCor shall, at its option, either (a) convey the specific South Coast/HarCor Assigned Rights and Interests affected by such Preferential Right to the exercising third party or third parties, or (b) reconvey the South Coast/HarCor Assigned Rights and Interests affected by such Preferential Right to South Coast, who shall then be responsible for conveying the affected South Coast/HarCor Assigned Rights and Interests to the exercising third party or third parties; in either event, HarCor shall be entitled, as its sole remedy against South Coast, to any consideration paid by such party or parties on account of the post-Closing exercise of any Preferential Right affecting the South Coast/HarCor Assigned Rights and Interests. HarCor and South Coast hereby recognize that any Preferential Right shall apply only to the specific property described in the instrument creating same, and shall in no event be construed to apply to all, or any group of, the South Coast/HarCor Assigned Rights and Interests, other than the specific property described in the instrument creating the Preferential Right. To the extent any Consent that is triggered by the transactions contemplated hereby is not properly secured prior to the Closing, South Coast shall use all reasonable efforts to secure any such Consent of which it becomes aware (whether such Consents were identified before or after Closing), and to the extent South Coast does so, HarCor shall have no legal redress against South Coast relating to any Consent
     (or the failure to obtain same).

7.  Conditions Precedent.

          (a) Conditions Precedent to the Obligations of South Coast. The obligations of South Coast under this Agreement are subject to the fulfillment, as of each Closing, of each of the following conditions, unless any one or more of same are waived, in whole or in part, by South
     Coast:

               (i) Each and every representation of HarCor under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by South Coast.

               (ii) HarCor shall have performed and complied in all material respects with (or compliance therewith shall have been waived by South Coast) each and every covenant, agreement and condition required by this Agreement to be performed or complied with by HarCor prior to or at the Closing.

               (iii) No suit, action or other proceeding shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

               (iv) All third parties to the subject South Coast Participation Agreement shall, to the extent necessary or advisable, have executed the South Coast/HarCor Assignment, and all third parties to the subject HarCor Participation Agreement shall, to the extent necessary or advisable, have executed the HarCor/South Coast Assignment.

If any such condition on the obligations of South Coast under this Agreement has not been satisfied as of the date of Closing, or in the event the Closing does not occur on or before December 31, 1996, and South Coast is not in material breach of its obligations hereunder, this Agreement may, at the option of South Coast, be terminated, and the parties shall have no further obligations to one another hereunder.

          (b) Conditions Precedent to the Obligations of HarCor. The obligations of HarCor under this Agreement are subject to the fulfillment of each of the following conditions, unless any one or more of same are waived, in whole or in part, by HarCor:

               (i) Each and every representation of South Coast under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by HarCor.

               (ii) South Coast shall have performed and complied in all material respects with (or compliance therewith shall have been waived by HarCor) each and every covenant, agreement and condition required by this Agreement to be performed or complied with by South Coast prior to or at the Closing.

               (iii) No suit, action or other proceeding shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

               (iv) All third parties to the subject South Coast Participation Agreement shall, to the extent necessary or advisable, have executed the South Coast/HarCor Assignment, and Cabot shall have executed the HarCor/South Coast Assignment.

If any such condition on the obligations of HarCor under this Agreement has not been satisfied as of the date of Closing, or in the event the Closing does not occur on or before December 31, 1996, and HarCor is not in material breach of its obligations hereunder, this Agreement may, at the option of HarCor, be terminated, and the parties shall have no further obligations to one another hereunder.

     8. The Closing. The closing (herein called the "Closing") of each exchange transaction contemplated hereby shall take place in the offices of HarCor, on a mutually agreeable date, at 10 o'clock a.m., Houston, Texas, Time, or at such other place and/or time as the South Coast and HarCor may mutually agree upon. At the Closing:

         (a)  HarCor shall:

              (i) execute, acknowledge and deliver to South Coast the HarCor/South Assignment, effective for all purposes as of the HarCor/South Coast Assignment Effective Time applicable to such transaction; and

              (ii) HarCor shall execute (and, where required, acknowledge) and deliver to South Coast forms of conveyance or assignment as required by the applicable authorities for transfers of interests in state or federal leases included in the subject HarCor Assigned Rights and Interests.

              (iii) HarCor shall execute the subject South Coast/HarCor Assignment.

         (b)  South Coast shall:

              (i) execute, acknowledge and deliver to HarCor the South Coast/HarCor Assignment, effective for all purposes as of the South Coast/HarCor Effective Time applicable to such transaction; and

              (ii) South Coast shall execute (and, where required, acknowledge) and deliver to HarCor forms of conveyance or assignment as required by the applicable authorities for transfers of interests in state or federal leases included in the subject South Coast Assigned Rights and Interests.

              (iii) South Coast shall execute the subject HarCor/South Coast Assignment.

         (c) HarCor shall pay to South Coast or South Coast shall pay to HarCor as the case may be, the amount determined to be owing to South Coast or HarCor, as applicable, pursuant to Section 10 hereof.

    9.   Assumption and Reimbursement.

         (a) South Coast shall, at each Closing, but effective for all purposes as of the HarCor/South Coast Assignment Effective Time applicable to the particular transaction, irrevocably and unconditionally assume a mutually agreed undivided percentage interest in and share of all duties, liabilities, and obligations owed or to become owing by HarCor under the subject HarCor Participation Agreement, including without limitation a mutually agreed undivided percentage share of HarCor's obligation to pay or reimburse any third party to such HarCor Participation Agreement for any land costs, seismic costs and any other direct, third party costs and expenses under the subject HarCor Participation Agreement. If, as of the date of the Closing, HarCor has already incurred and paid certain land costs, seismic costs and other costs and expenses under or in relation to the subject HarCor Participation Agreement (the "Existing HarCor Costs"), South Coast shall reimburse HarCor for a mutually agreed percentage share of the Existing HarCor Costs at Closing; such reimbursement shall be effected in accordance with the provisions of Section 10 below.

         (b) HarCor shall, at each Closing, but effective for all purposes as of the South Coast/HarCor Assignment Effective Time applicable to the particular transaction, irrevocably and unconditionally assume a mutually agreed undivided percentage interest in and share of all duties, liabilities, and obligations owed or to become owing by South Coast under the subject South Coast Participation Agreement, including without limitation a mutually agreed undivided percentage share of South Coast's obligation to pay or reimburse any third party to such South Coast Participation Agreement for any land costs, seismic costs, and any other direct, third party costs and expenses under the South Coast Participation Agreement. If, as of the date of Closing, South Coast has already incurred and paid certain land costs, seismic costs, and other direct, third party costs and expenses under or in relation to the South Coast Participation Agreement (the "Existing South Coast Costs"), HarCor shall reimburse South Coast for a mutually agreed percentage share of the Existing South Coast Costs at Closing; such reimbursement shall be effected in accordance with the provisions of
    Section 10 below.

    10.  Certain Accounting Adjustments.

         (a) If the amount to be reimbursed by South Coast to HarCor pursuant to Section 9(a) hereof exceeds the amount to be reimbursed by HarCor to South Coast pursuant to Section 9(b) hereof at any particular Closing, the amount of the excess shall be paid over by South Coast to HarCor at such Closing, by wire transfer to an account or accounts designated by HarCor in writing. If the amount to be reimbursed by HarCor to South Coast pursuant to Section 9(b) hereof exceeds the amount to be reimbursed by South Coast to HarCor pursuant to Section 9(a) hereof at any particular Closing, the amount of the excess shall be paid over by HarCor to South Coast at such Closing, by wire transfer to an account or accounts designated by South Coast in writing.

         (b) On or before a date that is 120 days after each Closing, South Coast and HarCor shall review any additional information which may then be available pertaining to the payments and reimbursements provided for in subsection (a) above, shall determine if any additional adjustments (whether the same be made to account for expenses or revenues not considered in making the payments and reimbursements made at such Closing, or to correct errors made in any such additional adjustments by appropriate payments from HarCor to South Coast or from South Coast to HarCor, as the case may be; each such payment shall be made by wire transfer to the account or accounts specified by the party entitled to receipt of such payment.

    11.  Indemnifications.

         (a) Indemnifications by Harcor. HarCor agrees to indemnify and hold harmless South Coast and the other South Coast Indemnified parties, from and against any and all claims, obligations, actions, liabilities, damages, or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, such party with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

         (b) Indemnifications by South Coast. South Coast agrees to indemnify and hold harmless HarCor and the other HarCor Indemnified Parties, from and against any and all claims, obligation, actions, liabilities, damages, or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, such party with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

    12.  Elections, Consents, Waivers and Amendments.

         (a) All HarCor Participation Rights shall, to the maximum extent permitted under the applicable HarCor Participation Agreement, be exercised independently by HarCor and South Coast. It is recognized, however, that the relative exercise and enjoyment of HarCor Participation Rights as between HarCor and South Coast may, in whole or in part, be dictated by or otherwise may depend upon the terms and conditions of the subject HarCor Participation Agreement, and HarCor and South Coast shall utilize good faith efforts to mutually agree upon the most equitable allocation of HarCor Participation Rights as between HarCor and South Coast that circumstances allow.

    (b) All South Coast Participation Rights shall, to the maximum extent permitted under the subject South Coast Participation Agreement, be exercised independently by South Coast and HarCor. It is recognized, however, that the relative exercise and enjoyment of South Coast Participation Rights as between South Coast and HarCor may, in whole or in part, be dictated by or otherwise may depend upon the terms and conditions of the subject South Coast Participation Agreement, and South Coast and HarCor shall utilie good faith efforts to mutually agree upon the most equitable allocation of South Coast Participation Rights as between South Coast and HarCor that circumstances allow.

    13. Notices. All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service (which provides a receipt), by telex or telecopier (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

    If to South Coast:
         1980 Post Oak Blvd.
         Suite 2050
         Houston, Texas  77056
         Attention: Ron Krenzke

    If to HarCor:
         HarCor Energy, Inc.
         5 Post Oak Park Blvd.
         Suite 2220
         Houston, Texas 77027
         Attention:  Albert McMullin

and shall be considered delivered on the date of receipt. Either South Coast or HarCor may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Section, at least two (2) business days prior to the effective date of such change of address.

     14. Survival of Provisions. All representations and warranties made herein by HarCor of South Coast shall survive the executibon hereof and each Closing in perpetuity. The obligations, covenants, undertakings and indemnifications contained herein, to the extent same are, by mutual agreement of the parties, not performed on the date hereof or at atny Closing, shall survive the execution hereof and each Closing in perpetuity.

    15.  Miscellaneous Matters.

         (a) After each Closing, HarCor and South Coast shall each execute and deliver, and otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and shall do such other and futher acts and things, as may be reasonably necessary or appropriate to more fully and effectively vest in HarCor and South Coast/HarCor Assigned Rights and Interests, vest in South Coast the HarCor Assigned Rights and Interests or otherwise to carry out the intent of the parties as evidenced herein.

         (b) Neither South Coast nor HarCor shall assign or otherwise transfer any rights, interests or obligations under this Agreement or under the HarCor Participation Agreement or the South Coast Participation Agreement to any third party without first obtaining the written consent of the other, which consent may be either granted or withheld in the sole but reasonable discretion of the party being asked to grant consent.

         (c) South Coast and HarCor may treat the exchange of the South Coast/HarCor Assigned Rights and Interests for the HarCor Assigned Rights and Interests as a tax-free exchange, to the extent authorized under
    Section 1031 of the Internal Revenue Code of 1986, as amended.

    (d) Each party shall bear and pay all expenses (including without limitation attorneys' fees) incurred by it in connection with the transaction contemplated by this Agreement.

    (e) This Agreement contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior a greements, understandings, negotiations, and discussions among the parties with respect to such subject matter. The descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Within this Agreement words of any gender shall be held and construed to cover any other gender, and construed to cover any other gender, and words in the singular shall be held and construed to cover the plural, unless the context otherwise requires. Time is of the essence in this Agreement.

   (f) This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.


   (g) The Agreement shall be binding upon and shall enure to the benefit of South Coast and HarCor and their respective permitted successors and assigns.

   (h) HarCor and South Coast do hereby covenant and agree that the recovery by either party hereto of any damages suffered or incurred by it as a result of any breach by the other party of any provision of this Agreement shall be limited to the actual damages suffered or incurred by the non-breaching party as a result of the breach by the breaching party and in no event shall the breaching party be liable to the non-breaching party for any interest, consequential, special, exemplary or punitive damages suffered or incurred by the non-breaching party as a result of the breach by the breaching party. Notwithstanding any provision hereto the contrary, any damages South Coast may recover for breach of a representation or warranty contained in Section 4 hereof shall be limited, as to each HarCor Property affected by such breach, to the value allocated to such HarCor Property in Part One of Exhibit A hereto, and further provided that South Coast shall not be entitled to recovery of any such damages unless and until the amount of such damages in the aggregate (i.e. relative to all of the HarCor Assigned Rights and Interests as a whole) exceeds $100,000. Notwithstanding any provision hereto the contrary, any damages HarCor may recover for breach of a representation or warranty contained in
Section 4 hereof shall be limited, as to each South Coast Propery affected by such breach, to the value allocated to such South Coast Property in Part One of Exhibit A hereto, and futher provided that HarCor shall not be entitled to recovery of any such damages unless and until the amount of such damages unless and until the amount of such damages in the aggregate (i.e. relative to all of the South Coast Assigned Rights and Interests as a whole) exceeds $100,000.

    (i) HarCor and South Coast shall consult with each other with regard to all publicity and other releases at or prior to Closing concerning this Agreement and the transactions contemplated hereby and, except as required by applicable law or the applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior written consent of the other party.

    (j) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT THAT, TO THE EXTENT THAT THE LAW OF OF A STATE IN WHICH A PORTION OF THE HARCOR/SOUTH COAST ASSIGNED RIGHTS AND INTERESTS WHICH IS OTHER APPLICABLE TO A PORTION OF THE HARCOR/SOUTH COAST ASSIGNED RIGHTS AND INTERESTS AND/OR THE SOUTH COAST/HARCOR ASSIGNED RIGHTS AND INTERESTS) NECESSARILY GOVERNS, THE LAW OF SUCH STATE SHALL APPLY TO THAT PORTION OF THE HARCOR/SOUTH COAST ASSIGNED RIGHTS AND INTERESTS AND/OR THE SOUTH COAST/HARCOR ASSIGNED RIGHTS AND INTERESTS LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

   (k) This Agreement may be executied in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for HarCor and South Coast to sign the same counterpart and signature pages from different counterparts may be combined to form masters of this Agreement.

This Agreement is executed by the parties hereto on the date set forth above.

                                                SOUTH COAST EXPLORATION COMPANY


                                                By:  /s/ R.A. KRENZKE
                                                   ------------------------
                                                   Name:   R.A. Krenzke
                                                   Title:  President


                                                HARCOR ENERGY, INC.


                                                By:   /s/ ALBERT McMULLIN
                                                   --------------------------
                                                   Name:   Albert McMullin
                                                   Title:  Vice President